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                                 DSP GROUP, INC.

                         1993 DIRECTOR STOCK OPTION PLAN
                           (As Amended July 19, 1999)


         1. PURPOSES OF THE PLAN. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be "nonstatutory stock options."

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  a. "BOARD" shall mean the Board of Directors of the Company.

                  b. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  c. "COMMON STOCK" shall mean the Common Stock of the Company.

                  d. "COMPANY" shall mean DSP Group, Inc., a Delaware corporation.

                  e. "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

                  f.       "DIRECTOR" shall mean a member of the Board.

                  g. "EFFECTIVE DATE" shall have the meaning as set forth in Section 6 below.

                  h. "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  i. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  j.       "FIRST OPTION" shall have the meaning as set forth in
Section 4.b.ii. below.

                  k. "OPTION" shall mean a stock option granted pursuant to the Plan.

                  l. "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  m. "OPTIONEE" shall mean an Outside Director who receives an Option.

                  n. "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

                  o. "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  p.       "PLAN" shall mean this 1993 Director Stock Option
Plan.

                  q. "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  r. "SUBSEQUENT OPTION" shall have the meaning as set forth in Section 4.b.iii. below.

                  s. "SUBSIDIARY" shall mean a "Subsidiary Corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  t. "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 126-2 promulgated under the Exchange Act.

                  u. "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                          (i) the direct or indirect acquisition by any person
             or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit


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             plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                          (ii) a change in the composition of the Board over a
             period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  v. "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  w. "CORPORATE TRANSACTION" means any of the following stockholder-approved transactions to which the Company is a party:

                          (i) a merger or consolidation in which the Company is
             not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                          (ii) the sale, transfer or other disposition of all or
             substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                          (iii) any reverse merger in which the Company is the
             surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 275,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4.       ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

                  a. ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

                  b. PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                           i)       No person shall have any discretion to
select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           ii)      Each person who is an Outside Director on
the Effective Date of this Plan and each Outside Director who subsequently becomes a member of the Board of Directors shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the Effective Date of this Plan, as determined in accordance with Section 6


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hereof; or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

                           iii)     Additionally, beginning on January 1, 1997,
each Outside Director shall be automatically granted (i) an Option to purchase 5,000 Shares (a "Subsequent Option"), on January 1 of each year, if on such date, he or she shall have served on the Board for at least six (6) months and
(ii) an Option to purchase 5,000 Shares (a "Committee Option"), on January 1 of each year, for each committee of the Board on which he or she shall have served as the chairperson for at least six (6) months on such date.

                           iv)      Notwithstanding the provisions of
subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options, plus the number of shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of grants to be made on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                           v)       Notwithstanding the provisions of
subsections ii) and iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall have their exercisability conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                           vi)      The terms of any Option granted hereunder
shall be as follows:

                                    a)       The Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    b)       The exercise price per Share shall
be 100% of the fair market value (as defined in Section 8.b. hereunder) per Share on the date of grant of the Option.

                                    c)       The Option shall vest and
become exercisable as to one-third of the Shares subject to the Option on the first anniversary of the date of grant of the Option, and shall vest and become exercisable as to one-third of the Shares subject to the Option at the end of each twelve-month period thereafter, subject to the provisions set forth in Section 9, below.

                                    d) The Board may accelerate the unvested
portion of any Option held by any Director whose term expires prior to an Option granted under the Plan being fully exercisable.


                  c. POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8.b. of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8.a. of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  d. EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4.b. hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon an Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission (the "Effective Date"). It shall continue in effect for a term of ten
(10) years, unless sooner terminated under Section 13 of the Plan, subject to the limitations set forth in this Plan.


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         7.       TERM OF OPTION. The term of each Option shall be ten (10)
years from the date of grant thereof.

         8.       EXERCISE PRICE AND CONSIDERATION.

                  a. EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

                  b. FAIR MARKET VALUE. The fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event that the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL; provided, however, that if such market or exchange is closed on the date of the grant of the Option then the fair market value per Share shall be based on the most recent date on which such trading occurred immediately prior to the date of the grant of the Option; provided, further, that for purposes of First Options granted on the Effective Date, the fair market value per share shall be the initial public offering price as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

                  c. FORM OF CONSIDERATION. The consideration to be paid for the Share to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice, together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

         9.       EXERCISE OF OPTION.

                  a. PROCEDURE FOR EXERCISE: RIGHTS AS A STOCKHOLDER. An Option granted hereunder shall be exercisable at such times as are set forth in
Section 4.b. hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

         An option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8.c. of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  b. TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within three
(3) months after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. The Board may extend the exercise period of an Option held by a Director whose term is expiring to any date prior to the Option's expiration date. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

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                  c.       DISABILITY OF OPTIONEE. Notwithstanding the
provisions of Section 9.b. above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22.3 of the Internal Revenue Code), he or she may, but only within six (6) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in
Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  d.       DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                           i)       during the term of the Option who is, at the
time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

                           ii)      within three (3) months after the
termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

         10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted under this Section.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  a. CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for an increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or prices of Shares subject to an Option.

                  b. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  c. MERGER OR ASSET SALE. In the event of a Corporate Transaction, each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Option. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate unless assumed by the successor company or its Parent. In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Plan


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automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Options. Each such Option shall remain exercisable until the expiration or sooner termination of the applicable Option term.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4.b. hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13.      AMENDMENT AND TERMINATION OF THE PLAN.

                  a. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  b. EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.      STOCKHOLDER APPROVAL.

                  a. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

                  Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14.a. of the Exchange Act and the rules and regulations promulgated thereunder.


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